Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

June 30, 2009

OneBeacon Insurance Group, Ltd.

Addresses:

601 Carlson Parkway, Minnetonka, MN 55305 (Executive Office)

1 Beacon Lane, Canton, MA 02021 (U.S. Headquarters)

Internet address:

www.onebeacon.com

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
OneBeacon Insurance Group	A	A	A	A2

Other Ratings:
OneBeacon U.S. Holdings, Inc. (formerly Fund American Companies, Inc.)
Senior debt	bbb	BBB	BBB	Baa2

Transfer Agent

Wells Fargo Bank N.A.

Shareowner Services

161 North Concord Exchange

South St. Paul, MN 55075-1139

1-800-767-3330

Company Contact

Todd Mills

Treasurer

781-332-7442

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - iv
Safe Harbor Statement	iv

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive Income (Loss)	2
Consolidating Statements of Operations
For Six Months Ended June 30, 2008 and 2009	3
For Three Months Ended June 30, 2008 and 2009	4
Adjusted Comprehensive Net Income (Loss), Adjusted Net Income (Loss) and Adjusted Operating Income	5
Consolidated Balance Sheets	6
Computation of Return on Equity Measures	7
Book Value Per Share	8
Capital Structure	9
Interest Coverage	10

Insurance Operations
Pre-Tax Income (Loss)	11
Underwriting Results	12
Underwriting Results by Unit
For Six Months Ended June 30, 2009	13
For Three Months Ended June 30, 2009	14
Specialty Lines
Underwriting Results	15
Premiums	16
Statistical Premium Information	17
Commercial Lines
Underwriting Results	18
Premiums	19
Statistical Premium Information	20
Personal Lines
Underwriting Results	21
Premiums	22
Statistical Premium Information	23
Loss and LAE Reserve Summary	24

Other Segments
Other Operations Results	25

Investments
Consolidated - Investment Results Pre-Tax	26
Consolidated - Investment Returns	27
Consolidated - Composition of Invested Assets	28

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•            Consolidated results include Insurance Operations and Other Operations. The Insurance Operations segment includes the underwriting results of Specialty, Commercial and Personal Lines and results from run-off. The Other Operations segment consists of OneBeacon Insurance Group, Ltd. and our intermediate subsidiary holding companies. The Other Operations segment primarily consists of financing activities, purchase accounting adjustments relating to our acquisition by White Mountains, and other assets and general and administrative expenses incurred at the holding company level.

•            Statistical premium information has been incorporated herein to provide supplemental data that indicate trends in the underwriting units within the Insurance Operations segment.

•            The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•             NM - Not meaningful

Non-GAAP Financial Measures

•             This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.  In addition, certain of these non-GAAP financial measures have been adjusted to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock.  As described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, in connection with its initial public offering, the Company created two irrevocable grantor trusts and funded them with assets sufficient to make the remaining dividend and redemption payments for $20 million of preferred stock that was redeemed in June 2007 and $300 million of preferred stock that was redeemed in May 2008.  The Company created and funded these trusts to appropriately capitalize and leverage the Company in preparation for and in connection with its initial public offering.  Having completed these actions, management believes that presentation of certain of the non-GAAP financial measures as described below, adjusted to exclude the impact of the economic defeasance of the preferred stock as of and for the respective periods, is a useful supplement to understanding the Company’s earnings and profitability.

i

Non-GAAP Financial Measures (continued)

•           Adjusted comprehensive net income (loss) is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from comprehensive net income (loss) attributable to OneBeacon’s shareholders, the most closely comparable GAAP measure. As described above, management believes that adjusted comprehensive net income (loss) is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of comprehensive net income (loss) attributable to OneBeacon’s shareholders to adjusted comprehensive net income (loss) is included on page 5.

•           Adjusted net income (loss) is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from net income (loss) attributable to OneBeacon’s shareholders, the most closely comparable GAAP measure. As described above, management believes that adjusted net income (loss) is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income (loss) attributable to OneBeacon’s shareholders to adjusted net income (loss) is included on page 5.

•           Adjusted net income (loss) per share is calculated by dividing adjusted net income (loss) (a non-GAAP financial measure described above) by the weighted average number of OneBeacon’s shares outstanding.  Management believes that adjusted net income (loss) per share is a useful supplement to understanding the Company’s earnings and profitability.   The reconciliation of net income (loss) attributable to OneBeacon’s shareholders to adjusted net income (loss) is included on page 5. The calculation of adjusted net income (loss) per share is also included on page 5.

•           Operating income is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) and the related tax effects from net income (loss) attributable to OneBeacon’s shareholders.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income (loss) attributable to OneBeacon’s shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of net income (loss) attributable to OneBeacon’s shareholders to operating income is included on page 5.

•           Adjusted operating income is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from operating income (a non-GAAP financial measure described above).  Management believes that adjusted operating income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income (loss) attributable to OneBeacon’s shareholders to adjusted operating income is included on page 5.

•           Adjusted operating income per share is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that adjusted operating income per share is a useful supplement to understanding the Company’s earnings and profitability.  Net income (loss) attributable to OneBeacon’s shareholders per share is the most directly comparable GAAP measure.  The reconciliation of net income (loss) attributable to OneBeacon’s shareholders to adjusted operating income is included on page 5. The calculation of adjusted operating income per share is also included on page 5.

Non-GAAP Financial Measures (continued)

•            Adjusted OneBeacon’s shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and accumulated other comprehensive income (loss) (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding the impact of net unrealized investment gains and losses recognized during the respective periods and accumulated other comprehensive income or loss and changes in other comprehensive income or loss (OCI/L), collectively AOCI/L, from OneBeacon’s shareholders’ equity.  For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and other comprehensive income and loss items when analyzing certain performance measures.  The reconciliation of OneBeacon’s shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s shareholders’ equity excluding the change in net unrealized investment gains and losses, after tax, and AOCI/L, is included on page 7.

•            Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages 12, 13, 14, 15, 18 and 21.

•            Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) as well as interest expense on debt from pre-tax income (loss).  Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income (loss), as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of pre-tax income (loss) to pre-tax operating income before interest expense on debt is included on page 10.

•            Adjusted pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above).  Management believes that adjusted pre-tax operating income before interest expense on debt is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of pre-tax income (loss) to adjusted pre-tax operating income before interest expense on debt is included on page 10.

•            Interest coverage is calculated by dividing adjusted pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt.  Management believes that interest coverage is a useful supplement to understanding the Company’s capital position.  The reconciliation of the numerator to the most closely comparable GAAP measure is described above.  The calculation of interest coverage is included on page 10.

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change
Highlights
Adjusted comprehensive net income (loss) (see p.5)	$39.2	$(209.5)	$(198.2)	$33.9	$134.4	242.9%	$28.9	$168.3	482.4%
Adjusted net income (loss) (see p.5)	38.0	(210.3)	(171.9)	32.8	128.2	237.4%	28.9	161.0	457.1%
Adjusted operating income (see p.5)	39.7	21.1	55.4	36.6	45.4	14.4%	66.6	82.0	23.2%

										As of	As of	%
										Dec 31, 2008	Jun 30, 2009	Change
Per Share Amounts
Book value per share (see p.8)										$12.15	$13.51	11.2%
Book value per share, including dividends (see p.8) (1)											$13.93	14.7	%(1)
Common shares outstanding (2)										95.1	95.1	0.0%
Adjusted operating income per share (basic & diluted) (see p.5)	$0.41	$0.22	$0.58	$0.38	$0.48	15.1%	$0.69	$0.86	25.2%
Weighted average common shares outstanding (basic & diluted) (2)	95.8	95.2	95.1	95.1	95.1	-0.7%	96.7	95.1	-1.7%

						Point Change			Point Change
Financial Ratios
GAAP ratios (Insurance Operations):
Loss and LAE ratio	59.2%	64.4%	50.6%	59.0%	56.2%	2.9	62.6%	57.6%	5.0
Expense ratio	35.2%	35.4%	35.6%	34.6%	37.0%	(1.8)	34.6%	35.8%	(1.2)
Total combined ratio	94.4%	99.8%	86.2%	93.6%	93.2%	1.1	97.2%	93.4%	3.8

										As of	As of
										Dec 31, 2008	Jun 30, 2009	Change
Balance Sheet
Total investments										$3,811.5	$3,771.1	-1.1%
Total OneBeacon's shareholders’ equity										$1,155.1	$1,284.4	11.2%

Ratio of debt to total capital (see p.9)										38.8%	33.3%	5.5	pt

(1) Includes dividends of $0.42 per common share (a quarterly dividend of $0.21 per share).

(2) Includes the impact of repurchases of Class A common shares made through the Company's share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive Income (Loss)

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change

Earned premiums	$463.8	$471.2	$488.7	$487.8	$490.2	6%	$919.1	$978.0	6%

Net investment income	44.6	43.1	26.6	21.9	36.1	-19%	94.7	58.0	-39%
Net realized and unrealized investment (losses) gains	(2.6)	(355.9)	(349.7)	(5.9)	127.4	NM	(58.0)	121.5	-309%
Net other revenues	2.6	4.4	3.2	9.4	1.1	-58%	6.2	10.5	69%
Total revenues	508.4	162.8	168.8	513.2	654.8	29%	962.0	1,168.0	21%

Loss and LAE	274.4	303.4	247.5	288.0	275.7	0%	575.3	563.7	-2%
Policy acquisition expenses	84.3	92.6	106.7	95.9	97.0	15%	169.0	192.9	14%
Other underwriting expenses	79.2	74.3	67.2	72.7	84.3	6%	149.3	157.0	5%
General and administrative expenses	4.5	6.3	4.2	5.5	6.5	44%	7.4	12.0	62%
Accretion of fair value adjustment to loss and LAE reserves	3.0	3.0	3.0	1.4	1.3	-57%	6.0	2.7	-55%
Interest expense on debt	11.4	11.0	11.0	10.9	10.1	-11%	22.9	21.0	-8%
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	15.8	—	—	—	—	-100%	33.4	—	-100%
Total expenses	472.6	490.6	439.6	474.4	474.9	0%	963.3	949.3	-1%

Pre-tax income (loss)	35.8	(327.8)	(270.8)	38.8	179.9	403%	(1.3)	218.7	NM
Income tax (expense) benefit	(11.0)	116.9	99.0	(5.5)	(51.0)	364%	2.9	(56.5)	NM

Net income (loss) including noncontrolling interests	24.8	(210.9)	(171.8)	33.3	128.9	420%	1.6	162.2	NM
Less: Net (income) loss attributable to noncontrolling interests	(1.0)	0.6	(0.1)	(0.5)	(0.7)	-30%	(2.1)	(1.2)	-43%

Net income (loss) attributable to OneBeacon’s shareholders	23.8	(210.3)	(171.9)	32.8	128.2	439%	(0.5)	161.0	NM
Other comprehensive income (loss)	1.2	0.8	(26.3)	1.1	6.2	-417%	—	7.3	100%

Comprehensive net income (loss) attributable to OneBeacon’s shareholders	$25.0	$(209.5)	$(198.2)	$33.9	$134.4	438%	$(0.5)	$168.3	NM

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Six Months Ended June 30, 2008 and 2009

($ in millions)

	Insurance Operations		Other Operations		Consolidated
	2008	2009	2008	2009	2008	2009

Earned premiums	$919.1	$978.0	$—	$—	$919.1	$978.0

Net investment income	84.3	57.9	10.4	0.1	94.7	58.0
Net realized and unrealized investment (losses) gains	(55.1)	121.4	(2.9)	0.1	(58.0)	121.5
Net other revenues (expenses)	7.0	7.0	(0.8)	3.5	6.2	10.5
Total revenues	955.3	1,164.3	6.7	3.7	962.0	1,168.0

Loss and LAE	575.3	563.7	—	—	575.3	563.7
Policy acquisition expenses	169.0	192.9	—	—	169.0	192.9
Other underwriting expenses	149.3	157.0	—	—	149.3	157.0
General and administrative expenses	2.8	8.6	4.6	3.4	7.4	12.0
Accretion of fair value adjustment to loss and LAE reserves	—	—	6.0	2.7	6.0	2.7
Interest expense on debt	1.8	1.2	21.1	19.8	22.9	21.0
Interest expense - dividends and accretion on preferred stock	—	—	33.4	—	33.4	—
Total expenses	898.2	923.4	65.1	25.9	963.3	949.3

Pre-tax income (loss) (1)	$57.1	$240.9	$(58.4)	$(22.2)	$(1.3)	$218.7

(1) Includes income from noncontrolling interests.

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Three Months Ended June 30, 2008 and 2009

($ in millions)

	Insurance Operations		Other Operations		Consolidated
	2008	2009	2008	2009	2008	2009

Earned premiums	$463.8	$490.2	$—	$—	$463.8	$490.2

Net investment income (expense)	41.2	36.3	3.4	(0.2)	44.6	36.1
Net realized and unrealized investment (losses) gains	(2.4)	127.3	(0.2)	0.1	(2.6)	127.4
Net other revenues (expenses)	3.0	(0.3)	(0.4)	1.4	2.6	1.1
Total revenues	505.6	653.5	2.8	1.3	508.4	654.8

Loss and LAE	274.4	275.7	—	—	274.4	275.7
Policy acquisition expenses	84.3	97.0	—	—	84.3	97.0
Other underwriting expenses	79.2	84.3	—	—	79.2	84.3
General and administrative expenses	2.2	4.6	2.3	1.9	4.5	6.5
Accretion of fair value adjustment to loss and LAE reserves	—	—	3.0	1.3	3.0	1.3
Interest expense on debt	0.8	0.4	10.6	9.7	11.4	10.1
Interest expense - dividends and accretion on preferred stock	—	—	15.8	—	15.8	—
Total expenses	440.9	462.0	31.7	12.9	472.6	474.9

Pre-tax income (loss) (1)	$64.7	$191.5	$(28.9)	$(11.6)	$35.8	$179.9

(1) Includes income from noncontrolling interests.

OneBeacon Insurance Group, Ltd.

Adjusted Comprehensive Net Income (Loss), Adjusted Net Income (Loss) and Adjusted Operating Income

(in millions, except per share amounts)

								Twelve
	Three Months Ended					Six Months Ended		Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,		Jun 30,
	2008	2008	2008	2009	2009	2008	2009	2009

Comprehensive net income (loss) attributable to OneBeacon’s shareholders	$25.0	$(209.5)	$(198.2)	$33.9	$134.4	$(0.5)	$168.3	$(239.4)
Adjusting items (1)	14.2	—	—	—	—	29.4	—	—
Adjusted comprehensive net income (loss)	$39.2	$(209.5)	$(198.2)	$33.9	$134.4	$28.9	$168.3	$(239.4)

Net income (loss) attributable to OneBeacon’s shareholders	$23.8	$(210.3)	$(171.9)	$32.8	$128.2	$(0.5)	$161.0	$(221.2)
Adjusting items (1)	14.2	—	—	—	—	29.4	—	—
Adjusted net income (loss)	$38.0	$(210.3)	$(171.9)	$32.8	$128.2	$28.9	$161.0	$(221.2)

Weighted average common shares outstanding (2)	95.8	95.2	95.1	95.1	95.1	96.7	95.1	95.1

Net income (loss) attributable to OneBeacon’s shareholders per share	$0.25	$(2.21)	$(1.81)	$0.34	$1.35	$(0.01)	$1.69	$(2.33)

Adjusted net income (loss) per share	$0.40	$(2.21)	$(1.81)	$0.34	$1.35	$0.30	$1.69	$(2.33)

Net income (loss) attributable to OneBeacon’s shareholders	$23.8	$(210.3)	$(171.9)	$32.8	$128.2	$(0.5)	$161.0	$(221.2)
Less:
Net realized and unrealized investment gains and losses	2.6	355.9	349.7	5.9	(127.4)	58.0	(121.5)	584.1
Tax effect on net realized and unrealized investment gains and losses	(0.9)	(124.5)	(122.4)	(2.1)	44.6	(20.3)	42.5	(204.4)
Operating income	$25.5	$21.1	$55.4	$36.6	$45.4	$37.2	$82.0	$158.5
Adjusting items (1)	14.2	—	—	—	—	29.4	—	—
Adjusted operating income	$39.7	$21.1	$55.4	$36.6	$45.4	$66.6	$82.0	$158.5

Weighted average common shares outstanding (2)	95.8	95.2	95.1	95.1	95.1	96.7	95.1	95.1

Operating income per share (2)	$0.27	$0.22	$0.58	$0.38	$0.48	$0.38	$0.86	$1.67

Adjusted operating income per share	$0.41	$0.22	$0.58	$0.38	$0.48	$0.69	$0.86	$1.67

(1) Adjustment to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock which was redeemed in May 2008, as illustrated below.

								Twelve
						Six Months Ended		Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,		Jun 30,
	2008	2008	2008	2009	2009	2008	2009	2009
Adjusting items:
Dividends on preferred stock	$4.7	$—	$—	$—	$—	$11.8	$—	$—
Accretion on preferred stock	11.1	—	—	—	—	21.6	—	—
Earnings on defeasance, net of tax	(1.6)	—	—	—	—	(4.0)	—	—
Total adjusting items	$14.2	$—	$—	$—	$—	$29.4	$—	$—

(2) Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2008 and June 30, 2009

($ in millions)

	As of
	Dec 31, 2008	Jun 30, 2009	% Change

Assets
Investment securities, at fair value:
Fixed maturity investments	$2,134.8	$2,745.2	29%
Common equity securities	276.7	58.0	-79%
Convertible bonds	241.2	225.5	-7%
Short-term investments	962.2	553.0	-43%
Other investments	196.6	189.4	-4%
Total investments	3,811.5	3,771.1	-1%

Cash	53.0	50.0	-6%
Reinsurance recoverable on paid and unpaid losses	2,525.0	2,323.2	-8%
Premiums receivable	527.6	552.2	5%
Securities lending collateral (1)	100.7	—	-100%
Deferred acquisition costs	225.5	222.8	-1%
Ceded unearned premiums	66.5	65.2	-2%
Investment income accrued	25.7	30.7	19%
Other assets	605.3	479.2	-21%
Total assets	$7,940.8	$7,494.4	-6%

Liabilities
Loss and LAE reserves	4,294.0	4,060.5	-5%
Unearned premiums	1,088.2	1,076.1	-1%
Debt	731.9	641.3	-12%
Securities lending payable (2)	107.7	1.7	-98%
Ceded reinsurance payable	70.5	52.6	-25%
Other liabilities	476.2	356.8	-25%
Total liabilities	6,768.5	6,189.0	-9%

Shareholders’ equity and noncontrolling interests
OneBeacon’s shareholders’ equity:
Common shares and paid-in surplus	1,016.7	1,017.6	0%
Retained earnings	163.4	284.5	74%
Accumulated other comprehensive loss, after tax:
Net unrealized foreign currency translation losses	(0.6)	(0.6)	0%
Other comprehensive loss items	(24.4)	(17.1)	-30%
Total OneBeacon’s shareholders’ equity	1,155.1	1,284.4	11%
Total noncontrolling interests	17.2	21.0	22%
Total OneBeacon’s shareholders’ equity and noncontrolling interests	1,172.3	1,305.4	11%

Total liabilities, OneBeacon’s shareholders’ equity and noncontrolling interests	$7,940.8	$7,494.4	-6%

(1) In February 2009, the Company amended its securities lending program, giving it more control over the assets held in the securities lending collateral account.  As a result, these assets are now included within the Company’s investments.

(2) In June 2009, the Company settled substantially all of the outstanding payables under its securities lending program thereby reducing this liability.

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

Twelve Months
Ended
Jun 30, 2009
Numerator:
[A] Comprehensive net loss (see p. 5)	$(239.4)

[B] Operating income (see p. 5)	$158.5

		As of	As of
		Jun 30, 2008	Jun 30, 2009	Average
Denominator:
[C]	OneBeacon’s shareholders’ equity	$1,609.1	$1,284.4	$1,446.8

	Less:
	AOCI at January 1, 2008	(181.1)	(181.1)
	Change in OCI/L and net unrealized investment gains and losses recognized during the year ended December 31, 2008, after tax (1)	—	314.6
	Change in net unrealized investment gains and losses (2)	60.0	(186.4)
	Tax effect on change in net unrealized investment gains and losses	(21.0)	65.2
	Change in OCI/L during the period, after tax	—	(7.3)

[D]	Adjusted OneBeacon’s shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L	$1,467.0	$1,289.4	$1,378.2

Returns:
	Comprehensive return on average OneBeacon’s shareholders’ equity [A / C]			-16.5%

	Operating return on average adjusted OneBeacon’s shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L [B / D]			11.5%

(1) The components of the change in OCI/L and net unrealized investment gains and losses recognized during the year ended December 31, 2008 are as illustrated below:

Change in net unrealized investment gains and losses during the year ended December 31, 2008 (2)	444.7
Tax effect on change in net unrealized investment gains and losses	(155.6)
Change in OCI/L during the year ended December 31, 2008 excluding the adjustment to adopt SFAS 159, after-tax	$25.5
$314.6

(2) Change in net unrealized investment gains and losses is a component of net realized and unrealized investment (losses) gains as presented in the Company’s Statements of Operations and Comprehensive Income (Loss).

OneBeacon Insurance Group, Ltd.

Book Value Per Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2008	Jun 30, 2009
Numerator:
OneBeacon’s shareholders’ equity	$1,155.1	$1,284.4

Denominator:
Common shares outstanding	95.1	95.1

Book value per share	$12.15	$13.51

Book value per share, including dividends (1)		$13.93

(1) Includes dividends of $0.42 per share (a quarterly dividend of $0.21 per share).

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2008	Jun 30, 2009

Debt (including current portion):
Senior notes (1)	$675.1	$627.3
Other debt (2)	56.8	14.0
Total debt	731.9	641.3

OneBeacon’s shareholders’ equity	1,155.1	1,284.4

Total capitalization	$1,887.0	$1,925.7

Ratio of debt to total capital	38.8%	33.3%

(1) During the first and second quarters of 2009, the Company purchased $10.6 million and $37.3 million, respectively, of the Senior notes.

(2) During the second quarter of 2009, the Company repaid its mortgage note on its U.S. headquarters of $40.6 million in its entirety.

OneBeacon Insurance Group, Ltd.

Interest Coverage

($ in millions)

	Twelve Months Ended
	Dec 31,		Jun 30,
	2008		2009

Pre-tax loss (1)	$(599.9)		$(379.9)
Less:
Net realized and unrealized investment losses	763.6		584.1
Interest expense on debt	44.9		43.0
Pre-tax operating income before interest expense on debt	$208.6		$247.2
Adjusting items (2)	27.2		—
[A] Adjusted pre-tax operating income before interest expense on debt	$235.8		$247.2

[B] Interest expense on debt	$44.9		$43.0

Interest coverage [A/B]	5.3	x	5.7	x

(1)  Includes income from noncontrolling interests.

(2) Adjustment to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock, as illustrated below.

	Twelve Months Ended
	Dec 31,	Jun 30,
	2008	2009
Adjusting items:
Dividends on preferred stock	$11.8	$—
Accretion on preferred stock	21.6	—
Pre-tax earnings on defeasance	(6.2)	—
Total adjusting items	$27.2	$—

OneBeacon Insurance Group, Ltd.

Insurance Operations - Pre-Tax Income (Loss)

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change

Net written premiums	$529.6	$534.1	$473.7	$469.4	$497.9	-6%	$955.3	$967.3	1%

Earned premiums	463.8	471.2	488.7	487.8	490.2	6%	919.1	978.0	6%
Net investment income	41.2	42.4	26.1	21.6	36.3	-12%	84.3	57.9	-31%
Net realized and unrealized investment (losses) gains	(2.4)	(355.7)	(349.7)	(5.9)	127.3	NM	(55.1)	121.4	-320%
Net other revenues (expenses)	3.0	2.9	4.1	7.3	(0.3)	-110%	7.0	7.0	0%
Total revenues	505.6	160.8	169.2	510.8	653.5	29%	955.3	1,164.3	22%

Loss and LAE
Current year	274.0	324.2	276.5	302.8	293.5	7%	587.5	596.3	1%
Prior year	0.4	(20.8)	(29.0)	(14.8)	(17.8)	NM	(12.2)	(32.6)	168%
Total loss and LAE	274.4	303.4	247.5	288.0	275.7	0%	575.3	563.7	-2%

Policy acquisition expenses	84.3	92.6	106.7	95.9	97.0	15%	169.0	192.9	14%
Other underwriting expenses	79.2	74.3	67.2	72.7	84.3	6%	149.3	157.0	5%
General and administrative expenses	2.2	3.9	3.1	4.0	4.6	109%	2.8	8.6	207%
Interest expense on debt	0.8	0.9	0.8	0.8	0.4	-50%	1.8	1.2	-33%
Total expenses	440.9	475.1	425.3	461.4	462.0	5%	898.2	923.4	3%

Pre-tax income (loss) (1)	$64.7	$(314.3)	$(256.1)	$49.4	$191.5	196%	$57.1	$240.9	322%

(1) Includes income/loss from noncontrolling interests.

OneBeacon Insurance Group, Ltd.

Insurance Operations - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change

Net written premiums	$529.6	$534.1	$473.7	$469.4	$497.9	-6%	$955.3	$967.3	1%
Earned premiums	463.8	471.2	488.7	487.8	490.2	6%	919.1	978.0	6%

Loss and LAE
Current year	274.0	324.2	276.5	302.8	293.5	7%	587.5	596.3	1%
Prior year	0.4	(20.8)	(29.0)	(14.8)	(17.8)	NM	(12.2)	(32.6)	168%
Total loss and LAE	274.4	303.4	247.5	288.0	275.7	0%	575.3	563.7	-2%

Policy acquisition expenses	84.3	92.6	106.7	95.9	97.0	15%	169.0	192.9	14%
Other underwriting expenses	79.2	74.3	67.2	72.7	84.3	6%	149.3	157.0	5%
Total expenses	163.5	166.9	173.9	168.6	181.3	11%	318.3	349.9	10%

Underwriting income / (loss)	$25.9	$0.9	$67.3	$31.2	$33.2	28%	$25.5	$64.4	152%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	57.7%	62.9%	55.2%	61.5%	59.1%	(1.4)	61.4%	60.4%	1.0
Cat loss and LAE incurred CAY	1.4%	5.9%	1.3%	0.5%	0.7%	0.7	2.5%	0.6%	1.9
Total loss and LAE CAY	59.1%	68.8%	56.5%	62.0%	59.8%	(0.7)	63.9%	61.0%	2.9
Prior year:
Non-cat loss and LAE incurred PAY	0.2%	-4.4%	-6.0%	-2.6%	-3.5%	3.7	-0.7%	-3.1%	2.4
Cat loss and LAE incurred PAY	-0.1%	0.0%	0.1%	-0.4%	-0.1%	—	-0.6%	-0.3%	(0.3)
Total loss and LAE PAY	0.1%	-4.4%	-5.9%	-3.0%	-3.6%	3.7	-1.3%	-3.4%	2.1
Total loss and LAE	59.2%	64.4%	50.6%	59.0%	56.2%	3.0	62.6%	57.6%	5.0

Policy acquisition expenses	18.2%	19.6%	21.8%	19.7%	19.8%	(1.6)	18.4%	19.7%	(1.3)
Other underwriting expenses	17.0%	15.8%	13.8%	14.9%	17.2%	(0.2)	16.2%	16.1%	0.1
Total expenses	35.2%	35.4%	35.6%	34.6%	37.0%	(1.8)	34.6%	35.8%	(1.2)

GAAP combined ratio	94.4%	99.8%	86.2%	93.6%	93.2%	1.2	97.2%	93.4%	3.8

Combined ratio before catastrophes	93.1%	93.9%	84.8%	93.5%	92.6%	0.5	95.3%	93.1%	2.2

Combined ratio before catastrophes and prior year development	92.9%	98.3%	90.8%	96.1%	96.1%	(3.2)	96.0%	96.2%	(0.2)

Long-term incentive compensation (LTIP) expense	0.8%	1.8%	-0.5%	0.5%	2.5%	(1.7)	0.7%	1.5%	(0.8)

Combined ratio before catastrophes, prior year development and LTIP expense	92.1%	96.5%	91.3%	95.6%	93.6%	(1.5)	95.3%	94.7%	0.6

OneBeacon Insurance Group, Ltd.

Insurance Operations Underwriting Results - by Unit

For the Six Months Ended June 30, 2009

($ in millions)

	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations (1)

Net written premiums	$355.4	$342.1	$269.6	$967.3
Earned premiums	334.2	347.3	296.3	978.0

Loss and LAE
Current year	175.1	222.1	197.0	596.3
Prior year	(41.6)	(26.9)	34.5	(32.6)
Total loss and LAE	133.5	195.2	231.5	563.7

Policy acquisition expenses	78.6	66.5	48.2	192.9
Other underwriting expenses	52.8	64.1	41.0	157.0
Total expenses	131.4	130.6	89.2	349.9

Underwriting income / (loss)	$69.3	$21.5	$(24.4)	$64.4

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	51.6%	62.9%	66.4%	60.4%
Cat loss and LAE incurred CAY	0.7%	1.0%	0.0%	0.6%
Total loss and LAE CAY	52.3%	63.9%	66.4%	61.0%
Prior year
Non-cat loss and LAE incurred PAY	-12.3%	-6.9%	11.6%	-3.1%
Cat loss and LAE incurred PAY	-0.1%	-0.8%	0.0%	-0.3%
Total loss and LAE PAY	-12.4%	-7.7%	11.6%	-3.4%
Total loss and LAE	39.9%	56.2%	78.0%	57.6%

Policy acquisition expenses	23.5%	19.2%	16.3%	19.7%
Other underwriting expenses	15.8%	18.5%	13.9%	16.1%
Total expenses	39.3%	37.7%	30.2%	35.8%

GAAP combined ratio	79.2%	93.9%	108.2%	93.4%

Combined ratio before catastrophes	78.6%	93.7%	108.2%	93.1%

Combined ratio before catastrophes and prior year development	90.9%	100.6%	96.6%	96.2%

Long-term incentive compensation (LTIP) expense	2.1%	1.3%	0.4%	1.5%

Combined ratio before catastrophes, prior year development and LTIP expense	88.8%	99.3%	96.2%	94.7%

(1) Insurance Operations includes results from run-off.

OneBeacon Insurance Group, Ltd.

Insurance Operations Underwriting Results - by Unit

For the Three Months Ended June 30, 2009

($ in millions)

	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations (1)

Net written premiums	$176.7	$183.2	$137.9	$497.9
Earned premiums	171.5	172.5	146.1	490.2

Loss and LAE
Current year	96.7	103.7	91.3	293.5
Prior year	(14.1)	(10.0)	6.0	(17.8)
Total loss and LAE	82.6	93.7	97.3	275.7

Policy acquisition expenses	39.4	32.1	25.4	97.0
Other underwriting expenses	28.0	34.0	22.1	84.3
Total expenses	67.4	66.1	47.5	181.3

Underwriting income / (loss)	$21.5	$12.7	$1.3	$33.2

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	55.2%	59.3%	62.5%	59.1%
Cat loss and LAE incurred CAY	1.2%	0.8%	0.0%	0.7%
Total loss and LAE CAY	56.4%	60.1%	62.5%	59.8%
Prior year
Non-cat loss and LAE incurred PAY	-8.2%	-5.4%	4.1%	-3.5%
Cat loss and LAE incurred PAY	0.0%	-0.4%	0.0%	-0.1%
Total loss and LAE PAY	-8.2%	-5.8%	4.1%	-3.6%
Total loss and LAE	48.2%	54.3%	66.6%	56.2%

Policy acquisition expenses	23.0%	18.6%	17.4%	19.8%
Other underwriting expenses	16.4%	19.7%	15.1%	17.2%
Total expenses	39.4%	38.3%	32.5%	37.0%

GAAP combined ratio	87.6%	92.6%	99.1%	93.2%

Combined ratio before catastrophes	86.4%	92.2%	99.1%	92.6%

Combined ratio before catastrophes and prior year development	94.6%	97.6%	95.0%	96.1%

Long-term incentive compensation (LTIP) expense	3.6%	2.1%	0.5%	2.5%

Combined ratio before catastrophes, prior year development and LTIP expense	91.0%	95.5%	94.5%	93.6%

(1) Insurance Operations includes results from run-off.

OneBeacon Insurance Group, Ltd.

Specialty Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change

Net written premiums	$158.6	$190.7	$161.7	$178.7	$176.7	11%	$269.5	$355.4	32%
Earned premiums	119.4	129.5	153.4	162.7	171.5	44%	229.8	334.2	45%

Loss and LAE
Current year	72.0	96.0	81.9	78.4	96.7	34%	136.4	175.1	28%
Prior year	(13.1)	(14.7)	(20.8)	(27.5)	(14.1)	7%	(16.3)	(41.6)	NM
Total loss and LAE	58.9	81.3	61.1	50.9	82.6	40%	120.1	133.5	11%

Policy acquisition expenses	22.2	27.8	40.1	39.2	39.4	78%	40.9	78.6	92%
Other underwriting expenses	21.4	20.5	19.5	24.8	28.0	31%	37.9	52.8	39%
Total expenses	43.6	48.3	59.6	64.0	67.4	55%	78.8	131.4	67%

Underwriting income	$16.9	$(0.1)	$32.7	$47.8	$21.5	27%	$30.9	$69.3	124%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	60.3%	66.4%	52.9%	47.9%	55.2%	5.1	58.9%	51.6%	7.3
Cat loss and LAE incurred CAY	0.0%	7.8%	0.5%	0.3%	1.2%	(1.2)	0.5%	0.7%	(0.2)
Total loss and LAE CAY	60.3%	74.2%	53.4%	48.2%	56.4%	3.9	59.4%	52.3%	7.1
Prior year
Non-cat loss and LAE incurred PAY	-11.2%	-11.2%	-13.5%	-16.7%	-8.2%	(3.0)	-7.4%	-12.3%	4.9
Cat loss and LAE incurred PAY	0.2%	-0.2%	0.0%	-0.2%	0.0%	0.2	0.3%	-0.1%	0.4
Total loss and LAE PAY	-11.0%	-11.4%	-13.5%	-16.9%	-8.2%	(2.8)	-7.1%	-12.4%	5.3
Total loss and LAE	49.3%	62.8%	39.9%	31.3%	48.2%	1.1	52.3%	39.9%	12.4

Policy acquisition expenses	18.6%	21.5%	26.2%	24.1%	23.0%	(4.4)	17.8%	23.5%	(5.7)
Other underwriting expenses	17.9%	15.8%	12.6%	15.2%	16.4%	1.5	16.5%	15.8%	0.7
Total expenses	36.5%	37.3%	38.8%	39.3%	39.4%	(2.9)	34.3%	39.3%	(5.0)

GAAP combined ratio	85.8%	100.1%	78.7%	70.6%	87.6%	(1.8)	86.6%	79.2%	7.4

Combined ratio before catastrophes	85.6%	92.5%	78.2%	70.5%	86.4%	(0.8)	85.8%	78.6%	7.2

Combined ratio before catastrophes and prior year development	96.8%	103.7%	91.7%	87.2%	94.6%	2.2	93.2%	90.9%	2.3

Long-term incentive compensation (LTIP) expense	3.2%	2.1%	-0.3%	0.9%	3.6%	(0.4)	0.7%	2.1%	(1.4)

Combined ratio before catastrophes, prior year development and LTIP expense	93.6%	101.6%	92.0%	86.3%	91.0%	2.6	92.5%	88.8%	3.7

OneBeacon Insurance Group, Ltd.

Specialty Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change

Net written premiums

OBPP	$49.8	$56.8	$68.7	$78.5	$54.2	9%	$114.4	$132.7	16%
IMU	49.2	37.4	34.8	32.8	42.4	-14%	84.8	75.2	-11%
Specialty Collectors Program (1)	42.9	40.0	27.1	28.0	46.4	8%	42.9	74.4	73%
Other Specialty (2)	16.7	56.5	31.1	39.4	33.7	102%	27.4	73.1	167%
Total	$158.6	$190.7	$161.7	$178.7	$176.7	11%	$269.5	$355.4	32%

Earned premiums

OBPP	$53.9	$54.3	$57.1	$59.6	$62.4	16%	$105.6	$122.0	16%
IMU	39.9	37.8	41.9	38.1	35.5	-11%	79.6	73.6	-8%
Specialty Collectors Program (1)	5.6	16.5	25.0	30.5	34.7	NM	5.6	65.2	NM
Other Specialty (2)	20.0	20.9	29.4	34.5	38.9	95%	39.0	73.4	88%
Total	$119.4	$129.5	$153.4	$162.7	$171.5	44%	$229.8	$334.2	45%

(1) Represents premiums from our collector car and boat business which we began writing in the second quarter of 2008.
(2) Includes premiums from Entertainment Brokers International Insurance Services (EBI) which was acquired in the third quarter of 2008.

OneBeacon Insurance Group, Ltd.

Specialty Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2008	2008	2008	2009	2009	2008	2009

Rate change (1)

OBPP	-11%	-5%	-6%	-8%	0%	-11%	-5%
IMU	0%	0%	0%	1%	0%	1%	1%

Premium retention (2)

OBPP	82%	86%	84%	84%	75%	82%	80%
IMU	79%	73%	76%	73%	73%	79%	73%

New business

OBPP	$15	$15	$27	$30	$16	$33	$46
IMU	$8	$11	$9	$7	$7	$18	$14
Specialty Collectors Program (3)	$43	$40	$27	$27	$7	$43	$34
Other Specialty (4)	$4	$13	$24	$27	$22	$12	$49

(1) Rate change is determined by comparing the premium per unit of exposure from an expiring policy to that from its corresponding renewal policy.
(2) Retention is calculated by dividing renewal premiums by prior period expiring written premiums, excluding the impact of rate changes.
(3) Represents premiums from our collector car and boat business which we began writing in the second quarter of 2008.
(4) Includes premiums from EBI which was acquired in the third quarter of 2008.
Note: Rate and retention statistical premium information for Other Specialty is not meaningful.

OneBeacon Insurance Group, Ltd.

Commercial Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change

Net written premiums	$202.2	$180.0	$170.2	$158.9	$183.2	-9%	$371.9	$342.1	-8%
Earned premiums	182.7	181.7	179.8	174.8	172.5	-6%	363.7	347.3	-5%

Loss and LAE
Current year	104.0	121.6	97.4	118.4	103.7	0%	243.1	222.1	-9%
Prior year	(6.1)	(5.7)	(9.2)	(16.9)	(10.0)	65%	(14.5)	(26.9)	85%
Total loss and LAE	97.9	115.9	88.2	101.5	93.7	-4%	228.6	195.2	-15%

Policy acquisition expenses	32.0	34.7	34.7	34.4	32.1	0%	68.5	66.5	-3%
Other underwriting expenses	34.6	32.7	28.7	30.1	34.0	-2%	66.8	64.1	-4%
Total expenses	66.6	67.4	63.4	64.5	66.1	-1%	135.3	130.6	-3%

Underwriting income / (loss)	$18.2	$(1.6)	$28.2	$8.8	$12.7	-30%	$(0.2)	$21.5	NM

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	53.9%	58.4%	52.2%	66.5%	59.3%	(5.4)	61.5%	62.9%	(1.4)
Cat loss and LAE incurred CAY	3.0%	8.5%	2.0%	1.2%	0.8%	2.2	5.3%	1.0%	4.3
Total loss and LAE CAY	56.9%	66.9%	54.2%	67.7%	60.1%	(3.2)	66.8%	63.9%	3.1
Prior year
Non-cat loss and LAE incurred PAY	-2.8%	-3.1%	-5.2%	-8.4%	-5.4%	2.6	-2.2%	-6.9%	4.7
Cat loss and LAE incurred PAY	-0.5%	0.0%	0.1%	-1.2%	-0.4%	(0.1)	-1.8%	-0.8%	(1.0)
Total loss and LAE PAY	-3.3%	-3.1%	-5.1%	-9.6%	-5.8%	2.5	-4.0%	-7.7%	3.7
Total loss and LAE	53.6%	63.8%	49.1%	58.1%	54.3%	(0.7)	62.8%	56.2%	6.6

Policy acquisition expenses	17.5%	19.1%	19.3%	19.7%	18.6%	(1.1)	18.8%	19.2%	(0.4)
Other underwriting expenses	18.9%	18.0%	15.9%	17.2%	19.7%	(0.8)	18.4%	18.5%	(0.1)
Total expenses	36.4%	37.1%	35.2%	36.9%	38.3%	(1.9)	37.2%	37.7%	(0.5)

GAAP combined ratio	90.0%	100.9%	84.3%	95.0%	92.6%	(2.6)	100.0%	93.9%	6.1

Combined ratio before catastrophes	87.5%	92.4%	82.2%	95.0%	92.2%	(4.7)	96.5%	93.7%	2.8

Combined ratio before catastrophes and prior year development	90.3%	95.5%	87.4%	103.4%	97.6%	(7.3)	98.7%	100.6%	(1.9)

Long-term incentive compensation (LTIP) expense	0.6%	1.5%	-0.7%	0.3%	2.1%	(1.5)	0.7%	1.3%	(0.6)

Combined ratio before catastrophes, prior year development and LTIP expense	89.7%	94.0%	88.1%	103.1%	95.5%	(5.8)	98.0%	99.3%	(1.3)

OneBeacon Insurance Group, Ltd.

Commercial Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change

Net written premiums

Middle Market	$148.5	$133.9	$128.7	$109.7	$131.5	-11%	$273.1	$241.2	-12%
OBSP	11.2	7.7	5.7	10.8	10.3	-8%	17.5	21.1	21%
Sub-total Middle Market	$159.7	$141.6	$134.4	$120.5	$141.8	-11%	$290.6	$262.3	-10%
Small Business	42.5	38.4	35.8	38.4	41.4	-3%	81.3	79.8	-2%
Total	$202.2	$180.0	$170.2	$158.9	$183.2	-9%	$371.9	$342.1	-8%

Earned premiums

Middle Market	$139.4	$135.0	$132.7	$127.0	$125.2	-10%	$278.7	$252.2	-10%
OBSP	7.2	8.5	8.5	9.3	8.7	21%	14.5	18.0	24%
Sub-total Middle Market	$146.6	$143.5	$141.2	$136.3	$133.9	-9%	$293.2	$270.2	-8%
Small Business	36.1	38.2	38.6	38.5	38.6	7%	70.5	77.1	9%
Total	$182.7	$181.7	$179.8	$174.8	$172.5	-6%	$363.7	$347.3	-5%

OneBeacon Insurance Group, Ltd.

Commercial Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2008	2008	2008	2009	2009	2008	2009

Renewal price change (1)

Middle Market (3)	-3%	-2%	0%	-3%	-3%	-2%	-3%
Small Business	1%	0%	0%	1%	3%	1%	2%

Premium retention (2)

Middle Market (3)	83%	80%	84%	82%	80%	81%	80%
Small Business	81%	81%	81%	80%	81%	81%	81%

New business

Middle Market	$37	$31	$29	$27	$32	$72	$59
Small Business	$15	$14	$11	$11	$9	$28	$20

(1) Renewal price change is determined by comparing the premium renewed including rate and exposure versus the premium on these same policies for their prior term.

(2) Retention is calculated by dividing renewal premium by expiring premium for all accounts with an effective date in each respective quarter. Renewal premium includes the impact of rate and exposure changes. The most recent quarter represents estimated premium retention. Premium retention for prior quarters are revised as changes in estimated retention emerge.

(3) Excludes OBSP.

OneBeacon Insurance Group, Ltd.

Personal Lines - Underwriting Results (1)

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change

Net written premiums	$168.9	$163.4	$141.7	$131.7	$137.9	-18%	$313.6	$269.6	-14%
Earned premiums	161.7	160.0	155.5	150.2	146.1	-10%	325.3	296.3	-9%

Loss and LAE
Current year	95.9	103.9	95.7	105.7	91.3	-5%	203.1	197.0	-3%
Prior year	8.6	(0.2)	0.3	28.5	6.0	-30%	7.6	34.5	354%
Total loss and LAE	104.5	103.7	96.0	134.2	97.3	-7%	210.7	231.5	10%

Policy acquisition expenses	30.1	30.1	31.9	22.8	25.4	-15%	59.5	48.2	-19%
Other underwriting expenses	23.0	21.1	18.1	18.9	22.1	-4%	44.0	41.0	-7%
Total expenses	53.1	51.2	50.0	41.7	47.5	-11%	103.5	89.2	-14%

Underwriting income / (loss)	$4.1	$5.1	$9.5	$(25.7)	$1.3	-68%	$11.1	$(24.4)	-319%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	58.7%	63.6%	60.3%	70.4%	62.5%	(3.8)	61.5%	66.4%	(4.9)
Cat loss and LAE incurred CAY	0.6%	1.3%	1.3%	0.0%	0.0%	0.6	0.9%	0.0%	0.9
Total loss and LAE CAY	59.3%	64.9%	61.6%	70.4%	62.5%	(3.2)	62.4%	66.4%	(4.0)
Prior year
Non-cat loss and LAE incurred PAY	5.3%	-0.2%	0.2%	18.9%	4.1%	1.2	2.4%	11.6%	(9.2)
Cat loss and LAE incurred PAY	0.0%	0.1%	0.0%	0.1%	0.0%	—	-0.1%	0.0%	(0.1)
Total loss and LAE PAY	5.3%	-0.1%	0.2%	19.0%	4.1%	1.2	2.3%	11.6%	(9.3)
Total loss and LAE	64.6%	64.8%	61.8%	89.4%	66.6%	(2.0)	64.7%	78.0%	(13.3)

Policy acquisition expenses	18.6%	18.8%	20.5%	15.2%	17.4%	1.2	18.3%	16.3%	2.0
Other underwriting expenses	14.3%	13.2%	11.7%	12.5%	15.1%	(0.8)	13.5%	13.9%	(0.4)
Total expenses	32.9%	32.0%	32.2%	27.7%	32.5%	0.4	31.8%	30.2%	1.6

GAAP combined ratio	97.5%	96.8%	94.0%	117.1%	99.1%	(1.6)	96.5%	108.2%	(11.7)

Combined ratio before catastrophes	96.9%	95.4%	92.7%	117.0%	99.1%	(2.2)	95.7%	108.2%	(12.5)

Combined ratio before catastrophes and prior year development	91.6%	95.6%	92.5%	98.1%	95.0%	(3.4)	93.3%	96.6%	(3.3)

Long-term incentive compensation (LTIP) expense	0.3%	1.2%	-0.6%	0.1%	0.5%	(0.2)	0.3%	0.4%	(0.1)

Combined ratio before catastrophes, prior year development and LTIP expense	91.3%	94.4%	93.1%	98.0%	94.5%	(3.2)	93.0%	96.2%	(3.2)

(1) Includes income statement eliminations between traditional personal lines and AutoOne.

OneBeacon Insurance Group, Ltd.

Personal Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change
Net written premiums

Traditional personal lines excluding reciprocals	$86.0	$74.3	$64.3	$54.5	$62.3	-28%	$157.8	$116.8	-26%
Reciprocals	51.1	60.0	54.0	46.5	53.4	5%	89.2	99.9	12%
Sub-total traditional personal lines	137.1	134.3	118.3	101.0	115.7	-16%	247.0	216.7	-12%
AutoOne	30.7	30.0	23.7	30.7	22.1	-28%	66.2	52.8	-20%
Total (1)	$168.9	$163.4	$141.7	$131.7	$137.9	-18%	$313.6	$269.6	-14%

Earned premiums

Traditional personal lines excluding reciprocals	$82.6	$80.3	$77.5	$69.9	$67.7	-18%	$163.5	$137.6	-16%
Reciprocals	48.4	49.8	49.9	51.3	52.1	8%	97.7	103.4	6%
Sub-total traditional personal lines	131.0	130.1	127.4	121.2	119.8	-9%	261.2	241.0	-8%
AutoOne	30.7	30.3	28.7	29.5	26.5	-14%	64.6	56.0	-13%
Total (1)	$161.7	$160.0	$155.5	$150.2	$146.1	-10%	$325.3	$296.3	-9%

(1) Includes income statement elimination between traditional personal lines and AutoOne.

OneBeacon Insurance Group, Ltd.

Personal Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2008	2008	2008	2009	2009	2008	2009
Renewal price change

Auto (1) (2)	2%	2%	2%	2%	4%	2%	3%
Homeowners (3)	9%	8%	8%	8%	8%	9%	8%

Premium retention (4)

Auto (1)	79%	77%	76%	77%	81%	77%	79%
Homeowners	92%	90%	90%	89%	89%	92%	89%

PIF growth

Auto (1)	-2%	-3%	-2%	-2%	-2%	-4%	-3%
Homeowners	-1%	-2%	-2%	-2%	-2%	-2%	-4%

New business

Auto	$13	$12	$14	$13	$13	$25	$26
Homeowners	$5	$4	$4	$4	$5	$10	$9
AutoOne	$13	$12	$8	$11	$7	$26	$18

(1) Excludes AutoOne. Prior periods have been revised to include Massachusetts auto.

(2) Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the auto book to calculate the aggregate impact.

(3) Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the home book to calculate the aggregate impact, including Insured To Value (ITV).

(4) Reflects direct retention.  Retention is calculated by dividing renewal premium in the current period by total written premium in the prior period.

OneBeacon Insurance Group, Ltd.

Insurance Operations - Loss and LAE Reserve Summary

($ in millions)

	Three months ended				Six months ended				Twelve months ended
	Jun 30,		Jun 30,		Jun 30,		Jun 30,		Dec 31,
	2008		2009		2008		2009		2008

Gross beginning Loss and LAE Reserves	$4,691.9		$4,416.7		$4,718.8		$4,504.5		$4,718.8
Less beginning reinsurance recoverable on unpaid	(2,818.4)		(2,642.4)		(2,850.6)		(2,708.4)		(2,850.6)
Net loss and LAE reserves	1,873.5		1,774.3		1,868.2		1,796.1		1,868.2

Loss and LAE incurred:
Current accident year	274.0		293.5		587.5		596.3		1,188.2
Prior accident year	0.4		(17.8)		(12.2)		(32.6)		(62.0)
Total incurred losses	274.4		275.7		575.3		563.7		1,126.2

Loss and LAE paid:
Current accident year	(117.9)		(113.0)		(186.0)		(189.3)		(495.1)
Prior accident year	(165.0)		(175.0)		(392.5)		(408.5)		(703.2)
Total paid losses	(282.9)		(288.0)		(578.5)		(597.8)		(1,198.3)

Net ending reserve	1,865.0		1,762.0		1,865.0		1,762.0		1,796.1
Plus ending reinsurance recoverable on unpaid	2,785.0		2,499.0		2,785.0		2,499.0		2,708.4
Gross ending loss and LAE reserves	$4,650.0		$4,261.0		$4,650.0		$4,261.0		$4,504.5

Earned premiums	$463.8		$490.2		$919.1		$978.0		$1,879.0
Calendar year loss and LAE paid ratio	61.0%		58.8%		62.9%		61.1%		63.8%
Calendar year loss and LAE incurred ratio	59.2%		56.2%		62.6%		57.6%		59.9%
Prior accident year development	0.1	pts	(3.6	)pts	(1.3	)pts	(3.4	)pts	(3.3	)pts
Current accident year loss and LAE paid to incurred ratio	43.0%		38.5%		31.7%		31.8%		41.7%

OneBeacon Insurance Group, Ltd.

Other Operations Results

($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,
	2008	2008	2008	2009	2009	2008	2009

Net investment income (expense) (1)	$3.4	$0.7	$0.5	$0.3	$(0.2)	$10.4	$0.1
Net realized and unrealized investment (losses) gains	(0.2)	(0.2)	—	—	0.1	(2.9)	0.1
Net other (expenses) revenues	(0.4)	1.5	(0.9)	2.1	1.4	(0.8)	3.5
Total revenues	2.8	2.0	(0.4)	2.4	1.3	6.7	3.7

General and administrative expenses	2.3	2.4	1.1	1.5	1.9	4.6	3.4
Accretion of fair value adjustments to loss and LAE reserves	3.0	3.0	3.0	1.4	1.3	6.0	2.7
Interest expense on debt	10.6	10.1	10.2	10.1	9.7	21.1	19.8
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	15.8	—	—	—	—	33.4	—
Total expenses	31.7	15.5	14.3	13.0	12.9	65.1	25.9

Pre-tax loss	$(28.9)	$(13.5)	$(14.7)	$(10.6)	$(11.6)	$(58.4)	$(22.2)

(1)  Includes net investment income on assets held in trust as follows:

Net investment income on assets held in trust	$2.5	$—	$—	$—	$—	$6.2	$—

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Results Pre-Tax (1)

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2008	2008	2008	2009	2009	% Change	2008	2009	% Change
Net investment income

Fixed maturity investments	$37.0	$38.4	$23.1	$21.0	$35.7	-4%	$76.2	$56.7	-26%
Short-term investments	2.4	2.0	2.1	1.6	0.4	-83%	6.0	2.0	-67%
Common equity securities	4.3	4.2	2.1	0.4	0.6	-86%	9.1	1.0	-89%
Convertible bonds	1.6	1.6	1.5	1.5	1.6	0%	3.2	3.1	-3%
Other investments	0.7	0.9	0.7	0.3	0.7	0%	1.2	1.0	-17%
Total investment income	46.0	47.1	29.5	24.8	39.0	-15%	95.7	63.8	-33%
Less investment expenses	3.9	4.0	2.9	2.9	2.9	-26%	7.2	5.8	-19%
Net investment income	$42.1	$43.1	$26.6	$21.9	$36.1	-14%	$88.5	$58.0	-34%

Net realized investment (losses) gains
Fixed maturity investments	$(6.8)	$(39.5)	$13.0	$(18.2)	$(5.5)	-19%	$(13.5)	$(23.7)	76%
Short-term investments	—	—	0.1	0.1	—	0%	—	0.1	0%
Common equity securities	10.2	(19.1)	(242.6)	(39.6)	6.6	-35%	14.3	(33.0)	-331%
Convertible bonds	(5.5)	(3.6)	(7.5)	0.7	1.1	-120%	(1.8)	1.8	-200%
Other investments	0.4	1.0	(22.7)	0.7	(10.8)	NM	3.0	(10.1)	-437%
Net realized investment (losses) gains	$(1.7)	$(61.2)	$(259.7)	$(56.3)	$(8.6)	406%	$2.0	$(64.9)	NM

Change in net unrealized (losses) gains on investments
Fixed maturity investments	$(44.2)	$(37.5)	$(58.3)	$33.7	$97.8	-321%	$(41.2)	$131.5	419%
Short-term investments	—	(0.1)	0.3	(0.1)	(0.1)	0%	—	(0.2)	0%
Common equity securities	23.0	(160.6)	18.5	9.1	1.6	-93%	(12.4)	10.7	-186%
Convertible bonds	(0.2)	(7.3)	0.3	(1.7)	9.1	NM	(15.2)	7.4	0%
Other investments	17.3	(70.6)	(27.8)	2.7	17.7	2%	4.7	20.4	-334%
Change in net unrealized (losses) gains on investments	$(4.1)	$(276.1)	$(67.0)	$43.7	$126.1	-3176%	$(64.1)	$169.8	365%

Change in net unrealized foreign currency translation
Fixed maturity investments	$2.5	$(17.1)	$(21.4)	$6.4	$9.1	264%	$3.2	$15.5	384%
Short-term investments	0.4	(0.7)	(0.4)	0.2	0.8	100%	1.4	1.0	0%
Common equity securities	0.3	(0.8)	(1.2)	0.1	—	-100%	(0.5)	0.1	-120%
Convertible bonds	—	—	—	—	—	0	—	—	0%
Other investments	—	—	—	—	—	0%	—	—	0%
Change in net unrealized foreign currency translation	$3.2	$(18.6)	$(23.0)	$6.7	$9.9	209%	$4.1	$16.6	305%

Total investment return
Fixed maturity investments	$(11.5)	$(55.7)	$(43.6)	$42.9	$137.1	NM	$24.7	$180.0	629%
Short-term investments	2.8	1.2	2.1	1.8	1.1	-61%	7.4	2.9	-61%
Common equity securities	37.8	(176.3)	(223.2)	(30.0)	8.8	-77%	10.5	(21.2)	-302%
Convertible bonds	(4.1)	(9.3)	(5.7)	0.5	11.8	-388%	(13.8)	12.3	-189%
Other investments	18.4	(68.7)	(49.8)	3.7	7.6	-59%	8.9	11.3	27%
Total investment return	$43.4	$(308.8)	$(320.2)	$18.9	$166.4	283%	$37.7	$185.3	392%

Inflation adjustment included in net investment income	$4.3	$6.8	$(5.2)	$(7.2)	$2.6	-40%	$7.1	$(4.6)	-165%

(1) Excludes the return on assets held to economically defease the Company’s mandatorily redeemable preferred stock, which was redeemed in May 2008.  Second quarter 2008 and the six months ended June 30 2008 exclude net investment income of $2.5 million and $6.2 million, respectively, related to the economic defeasance of the Company’s mandatorily redeemable preferred stock.

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Returns (1)

($ in millions)

	Three Months Ended					Six Months Ended
	June 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,
	2008	2008	2008	2009	2009	2008	2009
Average market value of investments

Fixed maturity investments	$2,524.2	$2,382.6	$2,217.4	$2,307.1	$2,612.3	$2,671.6	$2,453.2
Short-term investments	421.6	474.7	746.9	882.4	677.8	390.2	772.6
Common equity securities	873.7	853.8	535.0	190.0	80.7	859.8	146.0
Convertible bonds	340.6	296.7	256.8	223.7	215.8	356.8	224.3
Other investments	348.4	325.3	244.5	192.9	189.3	348.5	191.7
Total average market value	$4,508.5	$4,333.1	$4,000.6	$3,796.1	$3,775.9	$4,626.9	$3,787.8

Investment returns
Fixed maturity investments	-0.5%	-1.8%	-2.0%	1.9%	5.2%	0.9%	7.3%
Short-term investments	0.7%	0.4%	0.3%	0.2%	0.2%	1.9%	0.4%
Total fixed income	-0.3%	-1.9%	-1.4%	1.4%	4.2%	1.0%	5.7%
Common equity securities	4.3%	-26.1%	-41.7%	-15.8%	10.9%	1.2%	-14.5%
Convertible fixed maturities	-1.2%	-1.9%	-2.2%	0.2%	5.5%	-3.9%	5.5%
Total common equity & convertible fixed maturity securities	2.8%	-16.1%	-28.9%	-7.1%	6.9%	-0.3%	-2.4%
Other investments	5.3%	-15.3%	-20.4%	1.9%	4.1%	2.6%	5.9%
Total common equity, convertible fixed maturity securities & other investments	3.3%	-17.2%	-26.9%	-4.3%	5.8%	0.4%	0.4%

Total return	1.0%	-7.4%	0.0%	0.5%	4.4%	0.8%	4.9%

Average amortized cost of investments
Fixed maturity investments	$2,472.5	$2,394.2	$2,292.4	$2,398.8	$2,630.7	$2,614.4	$2,502.6
Short-term investments	420.3	473.6	746.3	881.8	676.8	389.3	771.8
Common equity securities	749.3	800.6	552.7	193.3	78.6	727.2	147.3
Convertible fixed maturities	347.3	307.1	270.7	238.3	226.7	358.4	236.2
Other investments	247.7	249.2	214.2	177.1	166.9	246.4	170.8
Total average amortized cost	$4,237.1	$4,224.7	$4,076.3	$3,889.3	$3,779.7	$4,335.7	$3,828.7

Investment yield
Fixed maturity investments	1.5%	1.0%	1.0%	0.9%	1.4%	2.9%	2.3%
Short-term investments	0.6%	0.4%	0.3%	0.2%	0.1%	1.5%	0.3%
Common equity securities	0.6%	0.3%	0.4%	0.2%	0.8%	1.3%	0.7%
Convertible fixed maturities	0.5%	0.5%	0.6%	0.6%	0.7%	0.9%	1.3%
Other investments	0.3%	0.3%	0.3%	0.2%	0.4%	0.5%	0.6%

Total investment yield	1.1%	0.7%	0.7%	0.6%	1.0%	2.2%	1.7%

(1) Excludes the assets held to economically defease the Company’s mandatorily redeemable preferred stock, which was redeemed in May 2008, and the related return and yield on those assets held.

OneBeacon Insurance Group, Ltd.

Consolidated - Composition of Invested Assets (1)

($ in millions)

	Jun 30,		Sep 30,		Dec 31,		Mar 31,		Jun 30,
	2008		2008		2008		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$2,465.3	55.1%	$2,300.0	54.9%	$2,134.8	56.0%	$2,479.5	65.6%	$2,745.2	72.8%
Short-term investments	417.8	9.3%	531.7	12.7%	962.2	25.2%	802.5	21.2%	553.0	14.7%
Common stock	914.3	20.4%	793.3	18.9%	276.7	7.3%	103.3	2.7%	58.0	1.5%
Convertible bonds	320.9	7.2%	272.4	6.5%	241.2	6.3%	206.2	5.5%	225.5	6.0%
Other investments	358.1	8.0%	292.5	7.0%	196.6	5.2%	189.3	5.0%	189.4	5.0%
Total investments, market value	$4,476.4	100.0%	$4,189.9	100.0%	$3,811.5	100.0%	$3,780.8	100.0%	$3,771.1	100.0%

Inflation indexed treasuries	$296.8	12.0%	$348.3	15.1%	$331.8	15.5%	$272.8	11.0%	$274.7	10.0%
Other U.S. government obligations	110.2	4.5%	74.4	3.3%	77.8	3.7%	70.1	2.8%	178.5	6.5%
Debt securities issued by industrial corporations	954.0	38.7%	907.0	39.4%	870.2	40.8%	1,324.3	53.4%	1,330.1	48.5%
Municipal obligations	8.1	0.3%	7.9	0.3%	5.0	0.2%	5.2	0.2%	5.2	0.2%
Asset-backed securities	904.5	36.7%	830.7	36.1%	758.9	35.5%	734.8	29.6%	870.0	31.7%
Foreign government obligations	97.0	3.9%	48.6	2.1%	38.6	1.8%	20.0	0.8%	20.5	0.7%
Preferred stocks	94.7	3.9%	83.1	3.7%	52.5	2.5%	52.3	2.2%	66.2	2.4%
Total fixed maturity investments, market value	$2,465.3	100.0%	$2,300.0	100.0%	$2,134.8	100.0%	$2,479.5	100.0%	$2,745.2	100.0%

Government bonds	$389.1	15.9%	$419.5	17.9%	$417.3	18.6%	$344.9	13.5%	$442.5	16.3%
AAA/Aaa	996.7	40.7%	924.3	39.6%	838.0	37.2%	768.3	30.1%	885.7	32.7%
AA/Aa	37.3	1.5%	35.1	1.5%	31.1	1.4%	177.8	7.0%	139.1	5.1%
A/A	484.3	19.8%	439.4	18.8%	444.6	19.8%	590.1	23.1%	527.4	19.5%
BBB/BBa	400.2	16.3%	388.3	16.6%	398.9	17.8%	521.7	20.5%	628.5	23.2%
Other/not rated	142.5	5.8%	131.8	5.6%	116.5	5.2%	148.4	5.8%	86.9	3.2%
Total fixed maturities, amortized cost	$2,450.1	100.0%	$2,338.4	100.0%	$2,246.4	100.0%	$2,551.2	100.0%	$2,710.1	100.0%

(1) Excludes assets held to economically defease the Company’s mandatorily redeemable preferred stock, which was redeemed in May 2008.